UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2006

VirTra Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	000-28381	93-1207631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 North Center, Arlington, TX 76011
(Address of principal executive offices)

(817) 261-4269

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Principal Officers and Director

On April 21, 2006, L. Kelly Jones resigned as chief executive officer and from the board of directors. Mr. Jones has served on the board since March of 1997.  A copy of Mr. Jones’ resignation letter is attached as exhibit “99,” and is incorporated by reference.

In his resignation letter, Mr. Jones indicates that he strongly disagrees with a recent stratgeic decision adopted by the board, and that in light of this decision he does not believe he can lead the company in the direction the board has chosen.

On April 21, 2006, Kimberly Biggs resigned as secretary and treasurer of VTSI.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99

Resignation Letter of L. Kelly Jones, dated April 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTRA SYSTEMS, INC. (Registrant)

By:	/s/ Steven Haag
Steven Haag
Vice President, Investor Relations

Dated: April 24, 2006